Filed Pursuant to Rule 497(a)
File No. 333-208622
Rule 482 AD

New Mountain Finance Corporation Announces Pricing of $35 Million of Additional 5.00% Convertible Notes Due June 2019

New York, NY – 09/27/2016 – New Mountain Finance Corporation (the “Company”) (NYSE: NMFC) announced today the pricing of $35 million in aggregate principal amount of additional 5.00% unsecured convertible notes due 2019 (the “Notes”). In addition, the Company has granted the underwriters of the Notes an option to purchase up to an additional $5.25 million in aggregate principal amount of the Notes. The closing of the offering is subject to customary closing conditions and is expected to take place on September 30, 2016. The Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115 million in aggregate principal amount of the 5.00% unsecured convertible notes due 2019 that the Company issued on June 3, 2014.  The Notes were priced at 100.75% of par value, plus accrued interest from June 15, 2016.

The Notes will be convertible into shares of the Company’s common stock based on an initial conversion rate of 63.2794 shares of the Company’s common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $15.80 per share of common stock, representing a 14.4% conversion premium over the last reported sale price of the Company’s common stock on September 26, 2016, which was $13.81 per share. The conversion price for the Notes will not be reduced for quarterly cash dividends paid to holders of the Company’s common stock at or below the rate of $0.34 per share, subject to anti-dilution and other adjustments.

The Notes will mature on June 15, 2019, unless previously converted in accordance with their terms. Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2016. The Notes will be general unsecured obligations of the Company, rank equally in right of payment with the Company’s existing and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

The Company intends to use the net proceeds from the sale of the Notes to repay outstanding indebtedness under its credit facilities. However, through re-borrowing under such credit facilities, the Company intends to make new investments in accordance with its investment objective and strategies and use available capital for other general corporate purposes, including working capital requirements. The Notes have no restrictions related to the type and security of assets in which the Company might invest.

Wells Fargo Securities, LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC are serving as joint book-running managers for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated September 26, 2016, and accompanying prospectus, dated February 1, 2016, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; or Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com; or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

About New Mountain Finance Corporation

New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company’s investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the investments may also include small equity interests. The Company’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an Investment Adviser registered under the Investment Advisers Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” which relate to our future operations, future performance or our financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

SOURCE: New Mountain Finance Corporation

New Mountain Finance Corporation
Shiraz Y. Kajee, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505